UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2023

Proto Labs, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 10, 2023, Proto Labs, Inc. (the "Company") issued a press release announcing its fourth quarter and full year 2022 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 7, 2023, the board of directors of the Company authorized a $50 million increase in the total expenditure authorized pursuant to the Company's program to repurchase shares of the Company’s common stock from time to time on the open market or in privately negotiated purchases (the “Share Repurchase Program”). The Share Repurchase Program expires on December 31, 2024 and, following the increase, the total expenditure authorized thereunder is $250 million.

As of December 31, 2022, the Company had repurchased an aggregate dollar value of approximately $117.7 million of its common stock through the Share Repurchase Program, leaving a maximum aggregate dollar value of approximately $132.3 million of the Company’s common stock remaining that may be purchased under the Share Repurchase Program following the increase.

The timing and amount of any share repurchases will be determined by the Company’s management based on market conditions and other factors. The Company issued a press release announcing these changes to the Share Repurchase Program, a copy of which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Proto Labs, Inc. dated February 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	February 10, 2023	By:	/s/ Daniel Schumacher
Daniel Schumacher
Chief Financial Officer